UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

330 East 38th Street, Suite 30H, New York, NY 10016
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 917 640-2151

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Semi-Annual Report

June 30, 2009

Millennium India Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS
June 30, 2009 (Unaudited)

Security	Shares	Fair Value
PRIVATE PLACEMENT - 97.94%
SMC Global Securities Ltd. (a)*
(Cost $46,684,823)	288,338	$ 27,986,361

SHORT TERM INVESTMENTS - 3.11%
Goldman Sachs Prime Obligation Fund, 0.07%+
(Cost $888,735)	888,735	888,735

TOTAL INVESTMENTS (Cost $47,573,558) (c) - 101.05%		28,875,096
Liabilities less other assets - (1.05)%		(299,081)
NET ASSETS - 100.00%		$ 28,576,015

+Variable rate security. Rate shown is as of June 30, 2009.
*Non-income producing security.
(a) Security restricted as to resale.

(b) Represents cost for financial reporting purposes. Aggregate cost for book purposes is substantially the same and differs from market value and net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ -
	Unrealized depreciation:	(18,698,462)
	Net unrealized depreciation:	$ (18,698,462)

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

Assets:
Investments, at cost	$ 47,573,558
Investments in securities, at fair value	$ 27,986,361
Short-term investments	888,735
Taxes receivable	192,000
Interest and dividends receivable	56
Prepaid expenses and other assets	209,516
Total Assets	29,276,668

Liabilities:
Accrued expenses and other liabilities	700,653
Total Liabilities	700,653

Net Assets	$ 28,576,015

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, 0 shares issued	$ -

Net Assets :
Common Stock; par value $0.0001 per share, 45,000,000 shares authorized,
8,219,875 issued and outstanding	$ 822
Paid-in capital	51,057,989
Undistributed net investment income (loss)	(3,782,545)
Accumulated net realized gain (loss) on investments	(1,789)
Net unrealized appreciation (depreciation) on investments	(18,698,462)
Net Assets	$ 28,576,015

Net Asset Value Per Share:
Net Assets	$ 28,576,015
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$ 3.48

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest income	$ 1,270
Total Investment Income	1,270

Operating Expenses:
Officer fees	173,562
Legal fees	144,051
Audit fees	58,437
Administration fees	30,757
Insurance expense	19,029
Printing expense	12,000
Transfer agent and listing fees	7,301
Directors' fees	6,963
Custodian fees	2,213
Other expenses:
Out of Pocket	29,774
Business Travel	25,824
Rent and Office	24,033
Franchise Tax (Del.)	21,363
Miscellaneous expenses	19,533
Total Operating Expenses	574,840
Net Operating Expenses	574,840

Net Investment Income (Loss)	(573,570)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on foreign currency	(1,789)
Net change in unrealized appreciation (depreciation) from investments	946,326

Net Realized and Unrealized Gain (Loss) on Investments	944,537

Net Increase (Decrease) in Net Assets Resulting From Operations	$ 370,967

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Operations:
Net investment income (loss)	$ (573,570)	$ (1,466,128)
Net realized gain (loss) on foreign currency	(1,789)	-
Net change in unrealized appreciation (depreciation) on investments	946,326	(19,644,788)

Net increase (decrease) in net assets resulting from operations	370,967	(21,110,916)

Common Stock Transactions:
Reclassification of common stock subject to redemption to permanent equity	-	11,668,659
Cost of shares redeemed	-	(6,736,949)
Net increase (decrease) in net assets from common stock transactions	-	4,931,710

Reclassification of private placement warrants to permanent equity	-	2,250,000

Total Increase (Decrease) in Net Assets	370,967	(13,929,206)

Net Assets:
Beginning of year	28,205,048	42,134,254
End of year*	$ 28,576,015	$ 28,205,048

* Includes undistributed net investment income (loss) at end of period	$ (573,570)	$ (1,466,128)

ShareTransactions:
Reclassification of common stock to permanent equity	-	1,449,275
Shares redeeemed	-	(842,625)
Increase (decrease)	-	606,650

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2009 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$ 370,967
Unrealized increase in fair market value of investments	(946,326)
Net realized loss from foreign currency transactions	1,789
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Cash received from return on capital	9,211
Proceeds from sale of short-term investment securities	1,536,973
Purchase of short-term investment securities, net	(885,376)
Decrease in interest and dividends receivable	2,371
Increase in receivables for securities sold	(3,359)
Increase in accrued expenses	32,223
Increase in prepaid expenses	(118,473)
Net Cash provided by operating activities	-

CASH:
Beginning balance	-
Ending balance	$ -

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Period

		For the Six	For the Year	For the Period
		Months Ended	Ended	Ended
		June 30, 2009	December 31,	December 31,
		(Unaudited)	2008	2007 (1)
Net Asset Value, Beginning of Year		$ 3.43	$ 5.53	$ 5.53
Income (Loss) from Investment Operations:
	Net investment income (loss) (2)	(0.07)	(0.18)	-
	Net realized and unrealized gain (loss) (2)	0.12	(1.92)	-
	Total from investment operations	0.05	(2.10)	-

Net Asset Value, End of Year		$ 3.48	$ 3.43	$ 5.53

Market Value		$ 1.95	$ 1.21	$ 7.89

Total Return *		61.16%	(84.66)%	(0.51)%
Ratios and Supplemental Data:
	Net assets, end of year (000s)	$ 28,576	$ 28,205	$ 42,135
	Ratio of operating expenses to average net assets (5)	4.19%	6.55%	17.27%	(3)
	Ratio of net investment income (loss) to average net assets (5)	(4.19)%	(5.15)%	0.00%	(3)
	Portfolio Turnover Rate	0%	0%	0%	(4)

(1)	Millennium India Acquisition Company Inc. commenced operations as an investment company under the Investment Company Act of 1940
	on December 20, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized.
(5)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

* Assumes reinvestment of all dividends and distributions, if any.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Company shares.  Performance shown is based on market value.

The accompanying notes are an integral part of these financial statements.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited)

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).  In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders.  For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949.  As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).   In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman, & Co., a leading New Delhi based financial media and investment firm investing in SMC Group.  In May 2009, the merger of SMC Group’s two underlying companies (SAM and SMC) was finalized.  The MIAC shares of SAM and SMC, (1,298,400 and 1,730,026 shares, respectively) have been converted to 288,338 shares of SMC Global Securities LTD.   As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

     The following is a summary of significant accounting policies consistently followed by the Company:

(a)

Valuation of Investments

Fair Value of Financial Instruments— The Company’s investment is valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has delegated the oversight of the implementation of the valuation procedures to its Valuation Committee, and delegated to the Company’s officers the responsibility for valuing the Company’s assets and calculating the Company’s net asset value in accordance with the valuation procedures. Management has formed a Pricing Committee to discharge certain of its responsibilities with respect to valuation. As part of its duties, management’s Pricing Committee must: (i) present to the Valuation Committee, quarterly, a report of the Pricing Committee’s activities in the previous quarter; (ii) respond to requests from the Board and the Valuation Committee; and (iii) participate in an annual review of these Procedures and provide advice and recommendations in light of its experience in administering these Procedures, information on evolving industry practices and any developments in applicable laws or regulations.  Except as otherwise specifically provided in the valuation procedures, the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global Securities LTD, at fair value as determined in good faith in accordance with the valuation procedures. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company primarily holds SMC Global Securities LTD, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. Its valuation methodology includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formula produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of the issuer; (9) general information concerning the issuer’s business including, without limitation, material developments in product development, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of the issuer; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) the cost of the security at the date of purchase; (19) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (20) changes in interest rates; (21) observations from financial institutions; (22) government (U.S. or non-U.S.) actions or pronouncements; (23) other news events; (24) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

indices representative of the appropriate market; and (25) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all other securities held by the Company, other than the shares of SMC Global Securities LTD, if applicable, when market quotations or other information used in valuing such securities is not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the Statements of Assets and Liabilities at December 31, 2008.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments imbedded in other financial instruments or contracts and requires recognition of all derivatives on the balance sheet at fair value. Accounting for the changes in the fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of the relationships designated are based on the exposures hedged. Changes in the fair value of the derivative instruments which are not designated as hedges are recognized in earnings as other income (loss). The Company does not have any derivative instruments as of December 31, 2008.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2009 for the Company’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placement	-	-	27,986,361	27,986,361
Short Term Investment	-	885,376	-	885,376
Total	-	885,376	27,986,361	28,871,737

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Beginning balance	$ 27,051,035	$ 27,051,035
Total realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	935,326	935,326
Cost of purchases	-	-
Proceeds from sales	-	-
Accrued interest	-	-
Net transfers in/out of level 3	-	-
Ending balance	$ 27,986,361	$ 27,986,361

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at June 30, 2009 includes

$ 935,326	$ 935,326

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  SFAS 159 also allows early adoption provided that the entity also adopts the requirements of SFAS 157.  The Company does not believe the adoption of SFAS 159 has a material impact, if any, on its financial statements.

The Company adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”).  FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period.

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations” (“SFAS 141(R)”). SFAS 141(R) changes several underlying principles in applying the purchase method of accounting. Among the significant changes, SFAS 141(R) requires a redefining of the measurement date of a business combination, expensing direct transaction costs as incurred, capitalizing in-process research and development costs as an intangible asset and recording a liability for contingent consideration at the measurement date with subsequent re-measurements recorded in the results of operations. SFAS 141(R) also requires that costs for business restructuring and exit activities related to the acquired company will be included in the post-combination financial results of operations and also provides new guidance for the recognition and measurement of contingent assets and liabilities in a business combination. In addition, SFAS 141(R) requires several new disclosures, including the reasons for the business combination, the factors that contribute to the recognition of goodwill, the amount of acquisition related third-party expenses incurred, the nature and amount of contingent consideration, and a discussion of pre-existing relationships between the parties. SFAS 141(R) is effective for the Company as of January 1, 2009. While the Company is currently assessing the impact of SFAS 141(R) on its financial statements, the Company expects that upon adoption of SFAS 141(R), the application is likely to have a significant impact on how the Company allocates the purchase price of an acquired business, including the expensing of direct transaction costs and costs to integrate the acquired business.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires noncontrolling interests in subsidiaries initially to be measured at fair value and classified as a separate component of equity. SFAS 160 also requires a new presentation on the face of the consolidated financial statements to separately report the amounts attributable to controlling and non-controlling interests. SFAS 160 is effective for the Company as of January 1, 2009.

(b)

Concentration of Credit Risk- Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

(c)

Foreign Currency Translation- The books and records of the Fund are maintained in U.S. Dollars.  Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(d)

Cash and Cash equivalents- Cash and cash equivalents are deposits with financial institutions as well as short term money market instruments with maturities of three months or less when purchased.

(e)

Use of Estimates- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgements are reflected in management’s valuation of its interests in SMC Group, and the assessment that SMC and SAM should be valued as one entity.  Because of the uncertainty in such estimates, actual results may differ from these estimates.

(f)

Income Taxes- Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions during the period ended June 30, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken.  The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(g)

Security Transactions and Other Income - Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2.

OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 3). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 6).

The Company also sold to the Representative for an aggregate of $100, an option (the “Underwriter’s Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 6).

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

3.

ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Administrative Fees

(a) There is a fee payable to the Officers of the Company annually.  For 2009, the Company has paid $175,000 each to Suhel Kanuga and F. Jacob Cherian.  In consultation with the Board in January 2009, and as noted in the Board meeting held on February 12, 2009, Messrs. Cherian and Kanuga voluntarily elected to defer 30% of the Board approved compensation of $250,000 for 2009, until a liquidity event.

(b) Gemini Fund Services, (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee.  Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined.  Starting March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting.  The fund accounting fees plus 10% interest compounded monthly, will be deferred until the Company is publicly offered via an IPO.  The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the six months ended June 30, 2009, the Company paid GemCom $2,138 for EDGAR and printing services performed.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representatives in the Offering. In accordance with the terms of the Underwriting Agreement, the Company engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company paid the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

4.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Company was as follows:

Company	Purchases	Sales
Millennium India Acquisition Company Inc.	$ -	$ -

5.

INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  An investment company may invest in restricted securities that are consistent with the company’s investment objective and investment strategies.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2009, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Global Securities LTD.	1/21/2008	288,338	$46,684,823	$27,986,361	97.94%

6.   WARRANTS AND OPTION TO PURCHASE COMMON STOCK

The following table presents warrants outstanding:

	June 30, 2009	December 31, 2008
Public Warrants	7,250,000	7,250,000
Private Warrants	2,250,000	2,250,000
Totals	9,500,000	9,500,000

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

As of June 30, 2009, the outstanding warrants were treated as anti-dilutive in nature due to the $1.95 value of the common stock compared to the purchase price of $6.00 per share, causing the warrants to be excluded from the financial highlight calculations.

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”) for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination.

Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit, which are excluded from the warrants table above.  The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Unaudited) (Continued)

7.

INCOME TAXES

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

	12/31/2008	12/31/2007
Deferred Tax Assets Net Operating Loss Carry forward	$7,181,821	$-
Total Deferred Tax Asset	7,181,821	-
Less: Valuation Allowance	(7,181,821)	-
Net Deferred Taxes	$-	$-

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

12/31/2008
Tax at Federal Statutory Rate	(34.0)
Other	-
Change in Valuation Allowance	33.9
Provision for Taxes	(0.1)

The provision for income taxes consists of the following:

12/31/2008
Current Federal	$(192,000)
State and Local	-
Total Current Tax Expense (Benefit)	$(192,000)

Deferred Federal	$-
State and Local	-
Total Deferred Tax Expense (Benefit)	$-

Total Tax Expense (Benefit)	$(192,000)

Tax benefit of a net operating loss carryback resulted in $192,000 of other income for the year ended December 31, 2008.

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

On February 14, 2007, the Company adopted the provisions of FIN 48- an Interpretation of FASB 109.  The Company has identified its federal tax return and its state and city tax returns in New York as “major” tax jurisdictions, as defined.  As per FIN 48, the Company has evaluated its tax positions and has determined that there are no uncertain tax positions requiring recognition in the Company’s financial statements.  Since the Company was incorporated on February 14, 2007, the evaluation was performed for the period from inception through December 31, 2008.  The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.  There were no unrecognized tax benefits as of December 31, 2008.  The Company has had no tax examinations since its inception, February 14, 2007.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.  There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2008.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position.  The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (917) 640-2151.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.    Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.   Not applicable for semi-annual reports.

Item 6. Schedule of Investments   See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.      Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.   None.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium India Acquisition Company Inc.

By (Signature and Title) /s/ Suhel Kanuga, President

----------------------------------

Date:

August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Suhel Kanuga, President and Treasurer

 -------------------------------------------

Date:

 August 31, 2009